UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
July 31, 2007
__________

SIELOX, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE
(STATE OR OTHER JURISDICTION OF INCORPORATION)

000-29423 (COMMISSION FILE NUMBER)	04-3551937 (I.R.S. EMPLOYER IDENTIFICATION NO.)

170 East Ninth Avenue Runnemede, New Jersey 08078 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(856) 861-4579
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Dynabazaar, Inc.
888 Seventh Avenue, 17th Floor
New York, New York  10019
(FORMER NAME OR ADDRESS IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

Effective July 31, 2007, pursuant to the Amended and Restated Agreement and Plan of Merger, dated as of February 26, 2007, as amended (the “Merger Agreement”), by and among Dynabazaar, Inc. (“Dynabazaar” or the “Company”), L Q Corporation, Inc. (“L Q Corporation”) and LQ Merger Corp. (“LMC”), LMC was merged with and into L Q Corporation, with L Q Corporation continuing as the surviving corporation and a wholly-owned subsidiary of the Company.  Immediately following the merger, the name of the Company was changed from “Dynabazaar, Inc.” to “Sielox, Inc.” as described below in Item 5.03.

By virtue of the merger, L Q Corporation stockholders have the right to receive 3.68 shares of the Company’s common stock, par value $0.001 per share, for each share of L Q Corporation common stock they own as of the effective time of the merger.  Cash will be paid in lieu of fractional shares of the Company’s common stock.  Additionally, each outstanding option to purchase L Q Corporation common stock has been assumed by the Company and now represents an option to acquire shares of common stock of the Company, subject to the applicable conversion ratio, on the terms and conditions set forth in the Merger Agreement.

The Company’s common stock will trade on the Over-The-Counter Bulletin Board under a new symbol, which will be announced promptly following its issuance by Nasdaq.  Following the consummation of the merger, the L Q Corporation common stock was delisted from the Over-The-Counter Bulletin Board.

The issuance of the Company common stock in connection with the merger, as described above, was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S-4 (File No. 333-143575), filed with the Securities and Exchange Commission (“SEC”) on June 20, 2007 and declared effective on June 21, 2007.  The joint proxy statement/prospectus included in the registration statement contains additional information about the merger and the related transactions.  Additional information about the merger is also contained in Current Reports on Form 8-K filed by the Company and by L Q Corporation.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 31, 2007, in connection with the Merger Agreement and as approved at the special meeting of stockholders of the Company on July 26, 2007, the Company adopted amendments to its fifth amended and restated certificate of incorporation (the “Certificate of Incorporation”) to change the name of the Company to “Sielox, Inc.” and to remove the classification of the board of directors.  The Certificate of Amendment to the Certificate of Incorporation of the Company is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)           Financial Statements of business acquired.

The financial statements required by this item are not being filed herewith. To the extent such information is required by this item, they will be filed with the SEC by amendment to this Form 8-K no later than 71 days after the date on which this Form 8-K is required to be filed.

 (b)           Pro Forma Financial Information

The pro forma financial information required by this item is not being filed herewith.  To the extent such information is required by this item, it will be filed with the SEC by amendment to this Form 8-K no later than 71 days after the date on which this Form 8-K is required to be filed.

(d)          Exhibits

3.1
Form of Fifth Amended and Restated Certificate of Incorporation of Sielox, Inc. (incorporated herein by reference to Sielox, Inc.’s Annual Report on Form 10-K, as amended, filed with the SEC on April 4, 2007).

3.2           Certificate of Amendment to Certificate of Incorporation of Sielox, Inc., effective as of July 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIELOX, INC.

Dated:  August 1, 2007                                                                                     By: /s/ Melvyn Brunt
                                                                                                     Melvyn Brunt
                                                                                                     Chief Financial Officer

EXHIBIT INDEX

3.1
Form of Fifth Amended and Restated Certificate of Incorporation of Sielox, Inc. (incorporated herein by reference to Sielox, Inc.’s Annual Report on Form 10-K, as amended, filed with the SEC on April 4, 2007).

3.2	Certificate of Amendment to Certificate of Incorporation of Sielox, Inc., effective as of July 31, 2007.